3. Related Party Transactions Not Disclosed Elsewhere	3 Months Ended
Mar. 31, 2015
Notes
3. Related Party Transactions Not Disclosed Elsewhere

3. Related Party Transactions not Disclosed Elsewhere

During the second quarter of 2014, Mr. Weissberg transferred and assigned $62,383, including accrued interest, of the principal amount of his $71,545 convertible note to several unaffiliated, third-party, accredited investors, retaining $11,536. All of these notes, in addition to a total of $57,373 evidenced by 11 other convertible notes held by non-affiliates, were converted by the holders, including Mr. Weissberg, the only affiliate, prior to June 30, 2014. The Company recognized a loss of $23.7 million because the conversion prices of $0.35 and $1.00 per share, respectively, were at a discount from the market price of the shares on the dates of the original issuances of the convertible notes and the fact that the conversion prices were not adjusted for the 1:100 reverse split.